Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 15 August 2003.
	Calculation Date: 11 August 2003.
(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		9-Jul-03			11-Aug-03
	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	752,574.84	10,249,983.75	(8,228,031.97)	2,774,526.62
	Collection Account (note iii)	134,883,810.37	27,661,465.85	(24,974,505.88)	137,570,770.34

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	80,000,000.00			80,000,000.00
	- Security Deposit	26,696,356.09			29,909,304.49
	- Other Collections (net of interim withdrawals)	28,187,454.28			27,661,465.85

	Total	135,636,385.21	37,911,449.60	(33,202,537.85)	140,345,296.96

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (July 9, 2003)	752,574.84
	Transfer from Collection Account (previous Payment Date)	10,247,425.16
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	2,558.59
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,727,006.37)
	- Other payments	(5,501,025.60)

	Balance on relevant Calculation Date (August 11, 2003)	2,774,526.62

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (July 9, 2003)	134,883,810.37
	Collections during period	27,661,465.85
	Swap receipts (previous Payment Date)	0.00
	Transfer to Expense Account (previous Payment Date)	(10,247,425.16)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(10,477,829.54)
	Swap payments (previous Payment Date)	(4,249,251.18)

	Balance on relevant Calculation Date (August 11, 2003)	137,570,770.34

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

		Priority of Payments
	(i)	Required Expense Amount	12,000,000.00	Note 1:
	(ii)	a) Class A Interest	2,200,624.37	Airplanes Group ceases to be ahead of the
		b) Swap Payments	4,563,364.95	class A minimum principal payment schedule
	(iii)	First Collection Account Top-up	60,000,000.00	on the August 15, 2003 payment date and
	(iv)	Minimum Hedge Payment	0.00	accordingly a payment of class A minimum principal
	(v)	Class A Minimum Principal (Note 1)	4,771,156.88	of $4,771,156.88 is made at point (v) in the Priority
	(vi)	Class B Interest	373,622.01	of Payments on that date.
	(vii)	Class B Minimum Principal	1,590,154.98	The amount of cash retained at point (x),
	(viii)	Class C Interest	2,375,979.69	the "Second Collection Account Top-up",
	(ix)	Class D Interest	3,580,412.50	in the Priority of Payments, is $1,920,488 short of
	(x)	Second Collection Account Top-up (Note 1)	48,889,981.58	the full amount required to be retained at this point
	(xi)	Class A Principal Adjustment Amount (Note 1)	0.00	if sufficient cashflows were available after payment
	(xii)	Class C Scheduled Principal	0.00	of all scheduled amounts ranking prior to the
	(xiii)	Class D Scheduled Principal	0.00	Second Collection Account Top-up in the Priority
	(xiv)	Modification Payments	0.00	of Payments. The Second Collection Account
	(xv)	Soft Bullet Note Step-up Interest	0.00	Top-up consists of a maintenance reserve
	(xvi)	Class E Minimum Interest	0.00	amount of $20 million and the security deposit
	(xvii)	Supplemental Hedge Payment	0.00	reserve amount.
	(xviii)	Class B Supplemental Principal	0.00
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		140,345,296.96
	Less Collection Account Top-Ups ((iii) and (x)above)		(108,889,981.58)

			31,455,315.38

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated
(iv)	PAYMENT ON THE CERTIFICATES

	(a)	FLOATING RATE CERTIFICATES	A-6	A-8	A-9	Class B

		Applicable LIBOR	1.10688%	1.10688%	1.10688%	1.10688%
		Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	1.44688%	1.48188%	1.65688%	1.85688%
		Interest Amount Payable	237,311.71	893,244.33	1,070,068.33	373,622.01
		Step Up Interest Amount Payable (Note 2)	0.00	303,385.23	0.00	0.00	.

		Opening Principal Balance	190,470,382.37	700,000,000.00	750,000,000.00	233,662,713.44
		Minimum Principal Payment Amount	4,771,156.88	0.00	0.00	1,590,154.98
		Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00
		Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00
		Total Principal Distribution Amount	4,771,156.88	0.00	0.00	1,590,154.98
		Redemption Amount
		- amount allocable to principal	0.00	0.00	0.00	0.00
		- premium allocable to premium	0.00	0.00	0.00	0.00

		Outstanding Principal Balance (August 15, 2003)	185,699,225.49	700,000,000.00	750,000,000.00	232,072,558.46

	(b)	FIXED RATE CERTIFICATES	Class C	Class D

		Applicable Interest Rate	8.1500%	10.8750%
		Interest Amount Payable	2,375,979.69	3,580,412.50

		Opening Principal Balance	349,837,500.00	395,080,000.00
		Scheduled Principal Payment Amount	0.00	0.00
		Redemption Amount	0.00	0.00
		- amount allocable to principal	0.00	0.00
		- amount allocable to premium	0.00	0.00
		Actual Pool Factor	0.9329000	0.9877000

		Outstanding Principal Balance (August 15, 2003)	349,837,500.00	395,080,000.00

		Table of rescheduled Pool Factors	n/a	n/a
		in the event of a partial redemption

		Note 2:
		Step-up interest on Airplanes Group’s subclass A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows have not been sufficient to allow payment of step-up interest on any payment date to date. Total step-up interest accrued and unpaid on Airplanes Group's subclass A-8 notes at August 15, 2003 was $1,468,055.56. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at August 15, 2003 was $5,092.07.

AIRPLANES Group

Report to Certificateholders

All numbers in US$ unless otherwise stated

(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

			A-6	A-8	A-9	Class B
		Applicable LIBOR	1.11000%	1.11000%	1.11000%	1.11000%
		Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	1.45000%	1.48500%	1.66000%	1.86000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

	(a)	FLOATING RATE CERTIFICATES
			A-6	A-8	A-9	Class B

		Opening Principal Amount	1,904.70	7,000.00	7,500.00	2,336.63
		Total Principal Payments	(47.71)	0.00	0.00	(15.90)

		Closing Outstanding Principal Balance	1,856.99	7,000.00	7,500.00	2,320.73

		Total Interest	2.37	8.93	10.70	3.74
		Total Premium	0.00	0.00	0.00	0.00

	(b)	FIXED RATE CERTIFICATES
			Class C	Class D

		Opening Principal Amount	3,498.38	3,950.80
		Total Principal Payments	0.00	0.00

		Outstanding Principal Balance	3,498.38	3,950.80

		Total Interest	23.76	35.80
		Total Premium	0.00	0.00